                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        November 17, 1997
                                                  ------------------------------



                            AirTran Holdings, Inc.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Nevada                   0-26914                     58-2189551
-------------------------      -------------             --------------------
      (STATE OR OTHER           (COMMISSION                (I.R.S. EMPLOYER
        JURISDICTION            FILE NUMBER)              IDENTIFICATION NO.)
      OF INCORPORATION)



          1800 Phoenix Boulevard, Suite 126, Atlanta, Georgia  30349
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (770)  907-2580
                                                   -----------------------------



                                 ValuJet, Inc.
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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ITEM 5.  OTHER EVENTS

     On November 17, 1997, the stockholders of the Company and the stockholders of Airways Corporation ("Airways") approved the merger (the "Merger") of Airways with and into the Company. The Merger was implemented on November 17, 1997. In connection with the Merger, the stockholders of Airways are entitled to receive one share of common stock of the Company for each share of Airways common stock held as of the effective date of merger. The stockholders of the Company also approved a change of the Company's name from ValuJet, Inc. to AirTran Holdings, Inc., which name change became effective simultaneously with the Merger.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AIRTRAN HOLDINGS, INC.



November 17, 1997                         By: /s/ Stephen C. Nevin
                                              ------------------------------
                                              Stephen C. Nevin,
                                              Senior Vice President - Finance
                                              (Chief Financial Officer)